UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2022

AutoWeb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 North Ashley Drive, Suite 300 Tampa, Florida 33602-4314
(Address of principal executive offices) (Zip Code)

(949) 225-4500
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AUTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 3.03 below regarding Amendment No. 4 to the Plan (as defined below) is incorporated by reference into this Item 1.01

Item 3.03	Material Modifications to Rights of Security Holders

On August 23, 2022, AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), entered into an Amendment No. 4 (“Amendment No. 4”) to the Tax Benefit Preservation Plan dated May 26, 2010, as amended by Amendment No. 1 effective as of April 14, 2014, Amendment No. 2 effective as of April 13, 2017 and Amendment No. 3 effective as of March 31, 2020, and with the rights thereunder adjusted by that Certificate of Adjustment dated as of July 12, 2012 (as amended, the “Plan”) between the Company and Computershare Trust Company, N.A., as rights agent. The Board of Directors of the Company approved Amendment No. 4 on August 21, 2022.

On July 24, 2022, Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), by and among Unity AC 1, LLC, a Delaware limited liability company (“Parent”), Unity AC 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and the Company.  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser has commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share (“Company Common Stock”), of Company at a price of $0.39 per share in cash without interest (the “Offer Price”).

Pursuant to the Merger Agreement, the Company was required to amend the Plan to provide that the rights granted pursuant to the Plan will expire immediately prior to the Purchaser accepting the shares tendered pursuant to the Offer (the moment the acceptance occurs, the “Acceptance Time”). Amendment No. 4 provides that the rights granted pursuant to the Plan will expire immediately prior to the Acceptance Time, should the Acceptance Time occur.

The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The original Plan is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1, which is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2014 (SEC File No. 001-34761), as amended by Amendment No. 2, which is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2017 (SEC File No. 001-34761), as amended by Amendment No. 3, which is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2020 (SEC File No. 001-34761), and with the rights thereunder adjusted by that Certificate of Adjustment, incorporated by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the Quarterly Period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Amendment No. 4 to Tax Benefit Preservation Plan, dated as of August 23, 2022, between AutoWeb, Inc. and Computershare Trust Company, N.A., as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2022	AUTOWEB, INC.

	By:	/s/ Glenn E. Fuller
Glenn E. Fuller Executive Vice President, Chief Legal Officer and Secretary